Exhibit 99.906 CERT

Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT

AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Monique Labbe, Treasurer (Principal Financial Officer) of AIM ETF Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form N-CSR of the Registrant on behalf of AllianzIM U.S. Large Cap Buffer10 Jan ETF, AllianzIM U.S. Large Cap Buffer20 Jan ETF, AllianzIM U.S. Large Cap Buffer10 Apr ETF, AllianzIM U.S. Large Cap Buffer20 Apr ETF, AllianzIM U.S. Large Cap Buffer10 Jul ETF, AllianzIM U.S. Large Cap Buffer20 Jul ETF, AllianzIM U.S. Large Cap Buffer10 Oct ETF, AllianzIM U.S. Large Cap Buffer20 Oct ETF, AllianzIM U.S. Large Cap Buffer10 Nov ETF*, AllianzIM U.S. Large Cap Buffer20 Nov ETF*, AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF, and AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF for the annual periods ended September 30, 2022 and October 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

*- The AllianzIM U.S. Large Cap Buffer10 NOV ETF and the Allianz IM U.S. Large Cap Buffer20 Nov ETF commenced operations on October 28, 2022 and therefore were only included in the report for the annual period ended October 31, 2022.

Date: December 8, 2022	/s/ Monique Labbe
Monique Labbe, Treasurer (Principal Financial Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT

AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian Muench, President (Principal Executive Officer) of AIM ETF Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form N-CSR of the Registrant on behalf of AllianzIM U.S. Large Cap Buffer10 Jan ETF, AllianzIM U.S. Large Cap Buffer20 Jan ETF, AllianzIM U.S. Large Cap Buffer10 Apr ETF, AllianzIM U.S. Large Cap Buffer20 Apr ETF, AllianzIM U.S. Large Cap Buffer10 Jul ETF, AllianzIM U.S. Large Cap Buffer20 Jul ETF, AllianzIM U.S. Large Cap Buffer10 Oct ETF, AllianzIM U.S. Large Cap Buffer20 Oct ETF, AllianzIM U.S. Large Cap Buffer10 Nov ETF*, AllianzIM U.S. Large Cap Buffer20 Nov ETF*, AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF, and AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF for the annual periods ended September 30, 2022 and October 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

*- The AllianzIM U.S. Large Cap Buffer10 NOV ETF and the Allianz IM U.S. Large Cap Buffer20 Nov ETF commenced operations on October 28, 2022 and therefore were only included in the report for the annual period ended October 31, 2022.

Date: December 8, 2022	/s/ Brian Muench
Brian Muench, President (Principal Executive Officer)